UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 20, 2005




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-9566                 95-4087449
        --------                ------                 ----------
 (State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,             90401-1490
  -------------------------------------------------             ----------
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of March 31, 2005 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           99.0   Monthly Financial Data as of March 31, 2005 (Unconsolidated)

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: April 20, 2005               By:/s/ Douglas J. Goddard
                                       ----------------------
                                           Douglas J. Goddard
                                           Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                 Page

99.0    Monthly Financial Information as of March 31, 2005             4

                      First Federal Bank of California, fsb
        MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                  As of, for     As of, for     As of, for    As of, for     As of, for
                                   the month      the month     the month    the 3 months   the 3 months
                                     ended          ended         ended         ended          ended
                                    Mar. 31,       Feb. 28,      Mar. 31,      Mar. 31,       Mar. 31,
                                      2005           2005          2004          2005           2004
                                      ----           ----          ----          ----           ----

Cash and investment
  securities                   $      268,704  $    272,780  $     255,021  $     268,704  $     255,021
Total assets                   $    8,420,703  $  8,110,117  $   5,173,058  $   8,420,703  $   5,173,058

LOANS:
Total mortgage-backed
  securities                   $       90,597  $     92,920  $     124,217  $      90,597  $     124,217
Total loans, net               $    7,824,493  $  7,508,327  $   4,640,055  $   7,824,493  $   4,640,055

Loans originated/purchased:
  Single family loans          $      435,084  $    349,993  $     154,418  $   1,153,401  $     438,524
  Multi-family loans                   35,526        64,285         65,877        135,764        125,567
  Commercial real estate
    loans                               6,875           682          3,745         18,304          7,766
  Other                                 3,795         2,995          9,657          9,436         21,681
                                  ------------   -----------    -----------    -----------   ------------
                               $      481,280  $    417,955  $     233,697  $   1,316,905  $     593,538
                                  ============   ===========    ===========    ===========   ============

Percentage of ARMs                       100%          100%            97%           100%            97%
originated:

Loan repayments:
  Single family loans          $      101,024  $     75,107  $      80,318  $     234,104  $     198,632
  Multi-family and
    commercial real estate
    loans                              62,467         4,675         36,143         83,529        114,947
  Other                                 4,178         2,036          8,292         21,511         17,418
                                  ------------   -----------    -----------    -----------   ------------
                               $      167,669  $     81,818  $     124,753  $     339,144  $     330,997
                                  ============   ===========    ===========    ===========   ============

Loans sold                     $           --  $         --  $         632  $          --  $       1,618

Average rate on loans
   originated/purchased                 5.40%         5.18%          4.39%          5.24%          4.53%
Percentage of portfolio in
   adjustable rate loans               93.73%        93.44%         81.08%         93.73%         81.08%
Non-performing assets
   to total assets                      0.08%         0.06%          0.06%          0.08%          0.06%

BORROWINGS:
Federal Home Loan Bank
   Advances                    $    2,998,813  $  3,100,013  $   1,852,000  $   2,998,813  $   1,852,000
Reverse repuchase
  agreements                   $    1,059,700  $    639,596  $     117,122  $   1,059,700  $     117,122

DEPOSITS:
Retail deposits                $    2,496,922  $  2,511,561  $   2,540,048  $   2,496,922  $   2,540,048
Wholesale deposits                  1,311,140     1,333,945        192,932      1,311,140        192,932
                                  ------------   -----------    -----------    -----------   ------------
                               $    3,808,062  $  3,845,506  $   2,732,980  $   3,808,062  $   2,732,980
                                  ============   ===========    ===========    ===========   ============

Net increase (decrease)        $      (37,444) $     (1,264) $      41,168  $      23,167  $     175,554


AVERAGE INTEREST RATES:
Yield on loans                          4.74%         4.75%          4.82%          4.71%          4.90%
Yield on investments                    4.08%         3.52%          2.63%          3.76%          2.52%
Yield on earning assets                 4.72%         4.71%          4.73%          4.67%          4.82%
Cost of deposits                        1.86%         1.85%          1.28%          1.84%          1.29%
Cost of borrowings                      2.83%         2.72%          2.61%          2.74%          2.69%
Cost of money                           2.35%         2.27%          1.82%          2.28%          1.87%
Earnings spread                         2.37%         2.44%          2.91%          2.39%          2.95%
Effective net spread                    2.44%         2.51%          3.02%          2.47%          3.07%

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